UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2007

VANTAGE ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33496	51-0599779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Post Oak Blvd., Suite 610
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On May 30, 2007, Vantage Energy Services, Inc. (the “Company”) consummated the initial public offering (the “IPO”) of 34,500,000 units, including the exercise in full of the underwriters’ over-allotment option (the “IPO Units”), each unit (the “Unit”) consisting of one share of common stock, par value $0.001 per share (the “Common Stock”), and one warrant (the “Warrant”) to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-138565) (the “Registration Statement”).  In connection with the IPO, the Company entered into various agreements, including an underwriting agreement, investment management trust agreement, stock escrow agreement, registration rights agreement and warrant agreement.

Underwriting Agreement

On May 24, 2007, the Company entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of the IPO Units.  A copy of the Underwriting Agreement, entered into by and between the Company and Deutsche Bank Securities Inc. (“Deutsche Bank”), as representative of the underwriters (collectively, the “Underwriters”), is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Pursuant to the terms of the Underwriting Agreement, the sale of the IPO Units occurred on May 30, 2007 at a purchase price of $7.44 (the offering price to the public of $8.00 per Unit minus the underwriters’ discount of $0.32 per Unit and deferred underwriters’ discount of $0.24 per Unit).  A portion of the proceeds of the IPO and the Private Placement (as defined below) were placed into the Trust Account (as defined below) and shall be released to the Company upon the consummation of a business combination (as described in the Registration Statement, the “Business Combination”).

The Underwriting Agreement provided for an underwriters’ discount in an amount equal to 7% of the gross proceeds of the IPO.  Deutsche Bank agreed that a portion of the underwriters’ discount would be deposited into the Trust Account and payable to Deutsche Bank upon the consummation of the Business Combination and then only with respect to those Units as to which the component Common Stock have not been redeemed in connection with the Business Combination.

The Company also granted the Underwriters a 30-day option to purchase up to an additional 4,500,000 Units from the Company on the same terms and at the same price as the 30,000,000 Units to cover over-allotments, and such option has been exercised in full as of May 30, 2007.  The Company has also agreed to sell to Deutsche Bank for $100 an option (the “Deutsche Option”) to purchase up to 1,250,000 Units at an exercise price of $9.60 per Unit.  A copy of the Deutsche Option is attached as Exhibit 4.2 hereto and is incorporated by reference herein.  The Units issuable upon exercise of the Option are identical to the IPO Units except that the warrants included in the Deutsche Option have an exercise price of $7.20 per share (120% of the exercise price of the public warrants).  The Deutsche Option is exercisable commencing on the later of the consummation of a Business Combination or one year from the date of the final Prospectus.  The Deutsche Option contains certain transfer restrictions and anti-dilution provisions.  In addition, the holder of the Deutsche Option is entitled to demand and “piggyback” registration rights for periods of five and seven years, respectively, from the date of the final Prospectus.

In accordance with the Underwriting Agreement, Paul A. Bragg, Christopher G. DeClaire, Jorge E. Estrada M., Marcelo D. Guiscardo, John C.G. O’Leary and John Russell (collectively the “Private Placement Investors”) agreed to purchase from the Company an aggregate of 375,000 units (the “Private Placement Units”) and 3,000,000 warrants (the “Private Placement Warrants” and collectively with the Private Placement Units, the “Private Placement Securities”) at a purchase price of $8.00 per Private Placement Unit and $1.00 per Private Placement Warrant in a private placement (the “Private Placement”) pursuant to Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).  Such Private Placement was consummated (pursuant to an amended and restated subscription agreement) immediately prior to the effective date (the “Effective Date”) of the IPO.

The Warrants underlying the Units are exercisable for the period commencing on the later of the completion of a Business Combination or May 24, 2008 and terminating on May 24, 2011.  The Company may redeem the outstanding Warrants (including any warrants issued upon exercise of the Deutsche Option), in whole and not in part, at a price of $0.01 per Warrant at any time after the Warrants become exercisable upon a minimum of 30 days’ prior written notice and if and only if the last closing sales price of the Common Stock equals or exceeds $11.50 per share for any 20 trading days within a 30-day trading period ending three business days before the Company sends notice of redemption.  The Private Placement Warrants may not be redeemed by the Company and may be exercised on a cashless basis so long as they are held by the initial holders thereof or their permitted transferees.

The Underwriting Agreement also includes certain customary representations, warranties and covenants by the Company.  It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Investment Management Trust Agreement

On May 24, 2007, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“CST”) as trustee.  A copy of the Investment Management Trust Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Pursuant to the Investment Management Trust Agreement, a portion of the proceeds from the IPO and the Private Placement will be placed into a trust account (the “Trust Account”) at J.P. Morgan Chase N.A. and at a brokerage institution selected by the trustee.  Of this amount, $8,280,000 represents the deferred underwriters’ discount, which amount shall be payable (only with respect to those Units as to which the component Common Stock have not been redeemed in connection with the consummation of a Business Combination) to Deutsche Bank upon the consummation of a Business Combination.  The funds in the Trust Account will not be released until the earlier of the consummation of a Business Combination or the Company’s dissolution and liquidation; provided, however, the Company shall be permitted to draw the following amounts from the interest income earned on the Trust Account: (i) franchise taxes and taxes payable on the interest income and (ii) up to $2,250,000 to fund the Company’s working capital requirements.

Holders of the Common Stock underlying the IPO Units (the “Public Stockholders”) shall be entitled to receive funds from the Trust Account (including interest earned on such Public Stockholder’s pro rata portion of the Trust Account) in the event the Company dissolves and liquidates.  Furthermore, Public Stockholders seeking to redeem their shares of Common Stock in connection with a Business Combination shall be entitled to receive $7.82 per share plus a pro rata portion of the interest income earned on the Trust Account (net of taxes payable and any interest income distributed to the Company).  In the event a Business Combination is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.

Stock Escrow Agreement

On May 24, 2007, the Company entered into a stock escrow agreement (the “Stock Escrow Agreement”) with each of the initial stockholders (the “Initial Stockholders”) of the Company, which Initial Stockholders include all of the Company’s directors and officers, and CST as escrow agent.  A copy of the Stock Escrow Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Pursuant to the Stock Escrow Agreement, the Initial Stockholders and the Private Placement Investors placed the shares of Common Stock they owned prior to the IPO (the “Insider Shares”) and the Private Placement Securities into an escrow account maintained by CST.  Subject to limited exceptions, the Insider Shares and the Private Placement Securities shall not be transferable for a period (the “Escrow Period”) expiring one year after the consummation of a Business Combination, unless the Company consummates a transaction after the consummation of the initial Business Combination resulting in all of the stockholders of the Company having the right to exchange their shares of Common Stock for cash, securities or other property.  During the Escrow Period, the Initial Stockholders and the Private Placement Investors shall retain all other rights as stockholders, including, without limitation, the right to vote their Common Stock and the right to receive cash dividends.  In the event the Company declares a stock dividend, such dividend will be placed into escrow, as well.  In the event the Company dissolves and liquidates, the Insider Shares and the Private Placement Securities will be cancelled.

Registration Rights Agreement

On May 24, 2007, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Stockholders and the Private Placement Investors.  A copy of the Registration Rights Agreement is attached as Exhibit 10.4 hereto and is incorporated by reference herein.

Pursuant to the Registration Rights Agreement, a majority-in-interest of the Initial Stockholders shall be entitled to require the Company, on up to two occasions at any time after the date on which the Insider Shares are released from escrow pursuant to the Stock Escrow Agreement, to register the Insider Shares.  In addition, the Initial Stockholders shall have “piggyback” registration rights with respect to the Insider Shares commencing on the date on which the Insider Shares are released from escrow pursuant to the Stock Escrow Agreement.  Furthermore, a majority-in-interest of the Private Placement Investors shall be entitled to require the Company, on up to two occasions at any time after the date on which the Private Placement Securities are released from escrow pursuant to the Stock Escrow Agreement, to register the share of Common Stock underlying the Private Placement Securities.  The Private Placement Investors shall also have “piggyback” registration rights with respect to the Common Stock underlying the Private Placement Securities at any time after the date on which the Private Placement Securities are released from escrow pursuant to the Stock Escrow Agreement.  The Company shall bear the expenses incurred in connection with the filing of any such registration statements.

Warrant Agreement

On May 24, 2007, the Company entered into a warrant agreement (the “Warrant Agreement”) with CST pursuant to which CST shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) , the Warrants underlying the Deutsche Option (the “Deutsche Warrants”) and the Private Placement Warrants (collectively with the Public Warrants and the Deutsche Warrants, the “Company Warrants”).  A copy of the Warrant Agreement is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

The Warrant Agreement provides for, among other things, the form and provisions of the Company Warrants.  Furthermore, the Warrant Agreement provides the manner in which the Company Warrants may be exercised.  The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions, the manner in which the Company Warrants may be redeemed and the registration rights related to the Deutsche Warrants and the Private Placement Warrants.

Item 8.01.              Other Events.

On May 30, 2007, the IPO of 34,500,000 Units of the Company was consummated (including the exercise in full of the underwriters’ over-allotment option). The IPO Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $276,000,000 (including the proceeds from the exercise of the underwriters’ over-allotment option).  A copy of the prospectus with respect to the IPO may be obtained from Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005.

On May 23, 2007 the Company amended and restated its Certificate of Incorporation, which is attached as Exhibit 3.1.

Prior to the closing of the IPO, the Company consummated the Private Placement, generating gross proceeds of $6,000,000.  The warrants sold in the Private Placement contain substantially similar terms and conditions as the Warrants sold in the IPO.

A total of $269,960,000 (or $7.82 per share) of the net proceeds from the Private Placement and the IPO, including $8,280,000 of deferred underwriting discount, were placed in a trust account established for the benefit of the public stockholders of the Company.  Audited financial statements as of May 30, 2007 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

On May 30, 2007, the Company announced that it has been informed by Deutsche Bank Securities Inc., the representative of the underwriters of the Company’s IPO, that the holders of the Company’s units may separately trade the common stock and warrants included in such units commencing on June 8, 2007.  Those units not separated will continue to trade on the American Stock Exchange under the symbol “VTG.U”.  The common stock and warrants will be listed on the American Stock Exchange under the symbols “VTG” and “VTG.WS”, respectively.  A copy of the press release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.2.

ITEM 9.01.                     Financial Statements and Exhibits.

(c)	Exhibits

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated May 24, 2007, by and between Vantage Energy Services, Inc. and Continental Stock Transfer & Trust Company.

4.2	Unit Purchase Option, dated May 30, 2007, in favor of Deutsche Bank Securities Inc.

10.1	Underwriting Agreement, dated May 24, 2007, by and between Vantage Energy Services, Inc. Deutsche Bank Securities Inc., as representative of the underwriters.

10.2	Investment Management Trust Agreement, dated May 24, 2007, by and between Vantage Energy Services, Inc. and Continental Stock Transfer & Trust Company.

10.3	Stock Escrow Agreement, dated May 24, 2007, by and among Vantage Energy Services, Inc., the initial stockholders named therein and Continental Stock Transfer & Trust Company.

10.4	Registration Rights Agreement, dated May 24, 2007, by and among Vantage Energy Services, Inc. and the investors named therein.

99.1	Audited Financial Statements.

99.2	Press Release, dated May 30, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2007	VANTAGE ENERGY SERVICES, INC.

	By:	/s/ Paul A. Bragg
		Name:	Paul A. Bragg
		Title:	Chairman and Chief Executive Officer